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                                                           Exhibit 99.B(g)(1)(i)

[ING FUNDS LOGO]

February 25, 2004

Ms. Mary Jean Milner
Vice President
The Bank of New York
100 Church Street, 10th Floor
New York, NY 10286

Dear Ms. Milner:

Pursuant to the terms and conditions of the Custody Agreement, Foreign Custody Manager Agreement, Fund Accounting Agreement, Custody & Fund Accounting Fee Schedule and Global Securities Fee Schedule each dated January 6, 2003, and the Cash Reserve Agreement dated March 31, 2003 (each an "Agreement," collectively the "Agreements"), we hereby notify you of the addition of ING Evergreen Health Sciences Portfolio, ING Evergreen Omega Portfolio, ING Lifestyle Aggressive Growth Portfolio, ING Lifestyle Growth Portfolio, ING Lifestyle Moderate Growth Portfolio, ING Lifestyle Moderate Portfolio, ING Principal Protection Fund X, ING Principal Protection Fund XI, ING VP Financial Services Portfolio, and ING VP Real Estate Portfolio (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements as shown.

The AMENDED EXHIBIT A has also been updated (1) to reflect name changes for ING Eagle Asset Value Equity Portfolio to ING Eagle Asset Capital Appreciation Portfolio, effective April 30, 2004, ING Growth and Income Fund to ING Equity Income Fund, ING Technology Fund to ING Global Science and Technology Fund, ING Growth and Income Fund to ING Equity Income Fund and ING VP Technology Portfolio to ING VP Global Science and Technology Portfolio, and (2) by the removal of ING Strategic Bond Fund, effective April 16, 2004, and ING GET Fund - Series D as these funds were recently dissolved.

Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below.

If you have any questions, please contact me at (480) 477-2118.

                                            Sincerely,

                                            /s/ Michael J. Roland

                                            Michael J. Roland
                                            Executive Vice President and
                                            Chief Financial Officer

ACCEPTED AND AGREED TO:
The Bank of New York

By:    /s/ Edward G. McGann
Name:  Edward G. McGann
Title: Vice President, Duly Authorized
       -------------------------------

7337 E. Doubletree Ranch Rd.      Tel: 480-477-3000        ING Investments, LLC
Scottsdale, AZ 85258-2034         Fax: 480-477-2700
                                  www.ingfunds.com

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                                AMENDED EXHIBIT A

FUND                                                                               EFFECTIVE DATE
----                                                                               ---------------
ING EQUITY TRUST
    ING Convertible Fund                                                             June 9, 2003
    ING Disciplined LargeCap Fund                                                    June 9, 2003
    ING Equity and Bond Fund                                                         June 9, 2003
    ING Financial Services Fund                                                      June 9, 2003
    ING Growth Opportunities Fund                                                    June 9, 2003
    ING LargeCap Growth Fund                                                         June 9, 2003
    ING LargeCap Value Fund                                                        February 1, 2004
    ING MidCap Opportunities Fund                                                    June 9, 2003
    ING MidCap Value Fund                                                            June 9, 2003
    ING Principal Protection Fund                                                    June 2, 2003
    ING Principal Protection Fund II                                                 June 2, 2003
    ING Principal Protection Fund III                                                June 2, 2003
    ING Principal Protection Fund IV                                                 June 2, 2003
    ING Principal Protection Fund V                                                  June 2, 2003
    ING Principal Protection Fund VI                                                 June 2, 2003
    ING Principal Protection Fund VII                                                May 1, 2003
    ING Principal Protection Fund VIII                                             October 1, 2003
    ING Principal Protection Fund IX                                               February 2, 2004
    ING Principal Protection Fund X                                                      TBD
    ING Principal Protection Fund XI                                                     TBD
    ING Real Estate Fund                                                             June 9, 2003
    ING SmallCap Opportunities Fund                                                  June 9, 2003
    ING SmallCap Value Fund                                                          June 9, 2003
    ING Tax Efficient Equity Fund                                                    June 9, 2003

ING FUNDS TRUST
    ING Classic Money Market Fund                                                   April 7, 2003
    ING GNMA Income Fund                                                            April 7, 2003
    ING High Yield Bond Fund                                                        April 7, 2003
    ING High Yield Opportunity Fund                                                 April 7, 2003
    ING Intermediate Bond Fund                                                      April 7, 2003
    ING Lexington Money Market Trust                                                April 7, 2003
    ING Money Market Fund                                                           April 7, 2003
    ING National Tax-Exempt Bond Fund                                               April 7, 2003

ING GET FUND
    ING GET Fund - Series E                                                         July 14, 2003
    ING GET Fund - Series G                                                         July 14, 2003
    ING GET Fund - Series H                                                         July 14, 2003
    ING GET Fund - Series I                                                         July 14, 2003
    ING GET Fund - Series J                                                         July 14, 2003
    ING GET Fund - Series K                                                         July 14, 2003

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
    ING GET Fund - Series L                                                         July 14, 2003
    ING GET Fund - Series M                                                         July 14, 2003
    ING GET Fund - Series N                                                         July 14, 2003
    ING GET Fund - Series P                                                         July 14, 2003
    ING GET Fund - Series Q                                                         July 14, 2003
    ING GET Fund - Series R                                                         July 14, 2003
    ING GET Fund - Series S                                                         July 14, 2003
    ING GET Fund - Series T                                                         July 14, 2003
    ING GET Fund - Series U                                                         July 14, 2003
    ING GET Fund - Series V                                                         March 13, 2003

ING INVESTMENT FUNDS, INC.
    ING MagnaCap Fund                                                                June 9, 2003

ING INVESTORS TRUST
    Fund for Life Series                                                           January 6, 2003
    ING AIM Mid Cap Growth Portfolio                                               January 6, 2003
    ING Alliance Mid Cap Growth Portfolio                                          January 6, 2003
    ING American Funds Growth Portfolio                                           September 2, 2003
    ING American Funds Growth-Income Portfolio                                    September 2, 2003
    ING American Funds International Portfolio                                    September 2, 2003
    ING Capital Guardian Large Cap Value Portfolio                                 January 13, 2003
    ING Capital Guardian Managed Global Portfolio                                  January 13, 2003
    ING Capital Guardian Small Cap Portfolio                                       January 13, 2003
    ING Developing World Portfolio                                                 January 13, 2003
    ING Eagle Asset Capital Appreciation Portfolio                                 January 6, 2003
    ING Evergreen Health Sciences Portfolio                                          May 3, 2004
    ING Evergreen Omega Portfolio                                                    May 3, 2004
    ING FMR(SM) Diversified Mid Cap Portfolio                                      January 6, 2003
    ING Goldman Sachs Internet Tollkeeper(SM) Portfolio                            January 6, 2003
    ING Hard Assets Portfolio                                                      January 13, 2003
    ING International Portfolio                                                    January 13, 2003
    ING Janus Growth and Income Portfolio                                          January 13, 2003
    ING Janus Special Equity Portfolio                                             January 13, 2003
    ING Jennison Equity Opportunities Portfolio                                    January 6, 2003
    ING JPMorgan Small Cap Equity Portfolio                                        January 13, 2003
    ING Julius Baer Foreign Portfolio                                              January 13, 2003
    ING Lifestyle Aggressive Growth Portfolio                                        May 1, 2004
    ING Lifestyle Growth Portfolio                                                   May 1, 2004
    ING Lifestyle Moderate Growth Portfolio                                          May 1, 2004
    ING Lifestyle Moderate Portfolio                                                 May 1, 2004
    ING Limited Maturity Bond Portfolio                                            January 6, 2003
    ING Liquid Assets Portfolio                                                    January 6, 2003
    ING Marsico Growth Portfolio                                                   January 13, 2003
    ING Mercury Focus Value Portfolio                                              January 6, 2003

    ING Mercury Fundamental Growth Portfolio                                       January 6, 2003
    ING MFS Mid Cap Growth Portfolio                                               January 13, 2003
    ING MFS Research Portfolio                                                     January 13, 2003
    ING MFS Total Return Portfolio                                                 January 13, 2003
    ING PIMCO Core Bond Portfolio                                                  January 13, 2003
    ING PIMCO High Yield Portfolio                                                 November 5, 2003
    ING Salomon Brothers All Cap Portfolio                                         January 6, 2003
    ING Salomon Brothers Investors Portfolio                                       January 6, 2003
    ING Stock Index Portfolio                                                      November 5, 2003
    ING T. Rowe Price Capital Appreciation Portfolio                               January 13, 2003
    ING T. Rowe Price Equity Income Portfolio                                      January 13, 2003
    ING UBS U.S. Balanced Portfolio                                                January 6, 2003
    ING Van Kampen Equity Growth Portfolio                                         January 13, 2003
    ING Van Kampen Global Franchise Portfolio                                      January 13, 2003
    ING Van Kampen Growth and Income Portfolio                                     January 13, 2003
    ING Van Kampen Real Estate Portfolio                                           January 13, 2003

ING MAYFLOWER TRUST
    ING Growth + Value Fund                                                          June 9, 2003
    ING International Value Fund                                                   November 3, 2003

ING MUTUAL FUNDS
    ING Emerging Countries Fund                                                    November 3, 2003
    ING Foreign Fund                                                                 July 1, 2003
    ING Global Equity Dividend Fund                                               September 2, 2003
    ING Global Real Estate Fund                                                    November 3, 2003
    ING International Fund                                                         November 3, 2003
    ING International SmallCap Growth Fund                                         November 3, 2003
    ING Precious Metals Fund                                                       November 3, 2003
    ING Russia Fund                                                                November 3, 2003
    ING Worldwide Growth Fund                                                      November 3, 2003

ING SERIES FUND, INC.
    Brokerage Cash Reserves                                                          June 2, 2003
    ING Aeltus Money Market Fund                                                     June 2, 2003
    ING Balanced Fund                                                                June 2, 2003
    ING Bond Fund                                                                    June 2, 2003
    ING Classic Principal Protection Fund I                                          June 2, 2003
    ING Classic Principal Protection Fund II                                         June 2, 2003
    ING Classic Principal Protection Fund III                                        June 2, 2003
    ING Classic Principal Protection Fund IV                                         June 2, 2003
    ING Equity Income Fund                                                           June 9, 2003
    ING Global Science and Technology Fund                                           June 2, 2003
    ING Government Fund                                                              June 2, 2003
    ING Growth Fund                                                                  June 9, 2003

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
    ING Index Plus LargeCap Fund                                                     June 9, 2003
    ING Index Plus MidCap Fund                                                       June 9, 2003
    ING Index Plus Protection Fund                                                   June 2, 2003
    ING Index Plus SmallCap Fund                                                     June 9, 2003
    ING International Growth Fund                                                  November 3, 2003
    ING Small Company Fund                                                           June 9, 2003
    ING Strategic Allocation Balanced Fund                                           June 2, 2003
    ING Strategic Allocation Growth Fund                                             June 2, 2003
    ING Strategic Allocation Income Fund                                             June 2, 2003
    ING Value Opportunity Fund                                                       June 9, 2003

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
    ING VP Strategic Allocation Balanced Portfolio                                   July 7, 2003
    ING VP Strategic Allocation Growth Portfolio                                     July 7, 2003
    ING VP Strategic Allocation Income Portfolio                                     July 7, 2003

ING VARIABLE FUNDS
    ING VP Growth and Income Portfolio                                               July 7, 2003

ING VARIABLE INSURANCE TRUST
    ING GET U.S. Core Portfolio - Series 1                                          June 13, 2003
    ING GET U.S. Core Portfolio - Series 2                                        September 12, 2003
    ING GET U.S. Core Portfolio - Series 3                                        December 12, 2003
    ING GET U.S. Core Portfolio - Series 4                                          March 12, 2004
    ING GET U.S. Core Portfolio - Series 5                                          June 11, 2004
    ING GET U.S. Core Portfolio - Series 6                                        September 10, 2004
    ING GET U.S. Opportunity Portfolio - Series 1                                        TBD
    ING GET U.S. Opportunity Portfolio - Series 2                                        TBD
    ING VP Worldwide Growth Portfolio                                              November 3, 2003

ING VARIABLE PORTFOLIOS, INC.
    ING VP Global Science and Technology Portfolio                                   July 7, 2003
    ING VP Growth Portfolio                                                          July 7, 2003
    ING VP Index Plus LargeCap Portfolio                                             July 7, 2003
    ING VP Index Plus MidCap Portfolio                                               July 7, 2003
    ING VP Index Plus SmallCap Portfolio                                             July 7, 2003
    ING VP International Equity Portfolio                                          November 3, 2003
    ING VP Small Company Portfolio                                                   July 7, 2003
    ING VP Value Opportunity Portfolio                                               July 7, 2003

ING VARIABLE PRODUCTS TRUST
    ING VP Convertible Portfolio                                                    October 6, 2003
    ING VP Disciplined LargeCap Portfolio                                           October 6, 2003
    ING VP Financial Services Portfolio                                               May 1, 2004
    ING VP Growth + Value Portfolio                                                 October 6, 2003

    ING VP Growth Opportunities Portfolio                                          October 6, 2003
    ING VP High Yield Bond Portfolio                                               October 6, 2003
    ING VP International Value Portfolio                                           November 3, 2003
    ING VP LargeCap Growth Portfolio                                               October 6, 2003
    ING VP MagnaCap Portfolio                                                      October 6, 2003
    ING VP MidCap Opportunities Portfolio                                          October 6, 2003
    ING VP Real Estate Portfolio                                                     May 1, 2004
    ING VP SmallCap Opportunities Portfolio                                        October 6, 2003

ING VP BALANCED PORTFOLIO, INC.                                                      July 7, 2003

ING VP BOND PORTFOLIO                                                                July 7, 2003

ING VP EMERGING MARKETS FUND, INC.                                                 November 3, 2003

ING VP MONEY MARKET PORTFOLIO                                                        July 7, 2003

ING VP NATURAL RESOURCES TRUST                                                     October 6, 2003

USLICO SERIES FUND
    The Asset Allocation Portfolio                                                 October 6, 2003
    The Bond Portfolio                                                             October 6, 2003
    The Money Market Portfolio                                                     October 6, 2003
    The Stock Portfolio                                                            October 6, 2003